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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): March 23, 2006

             CARNIVAL CORPORATION                                        CARNIVAL PLC
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  (Exact name of registrant as specified                   (Exact name of registrant as specified
              in its charter)                                           in its charter)


              REPUBLIC OF PANAMA                                       ENGLAND AND WALES
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(State or other jurisdiction of incorporation)          (State or other jurisdiction of incorporation)

                    1-9610                                                  1-15136
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           (Commission File Number)                                 (Commission File Number)


                  59-1562976                                               98-0357772
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     (I.R.S. Employer Identification No.)                      (I.R.S. Employer Identification No.)

                                                                        CARNIVAL HOUSE,
                                                                      5 GAINSFORD STREET,
              3655 N.W. 87TH AVENUE                                     LONDON, SE1 2NE,
            MIAMI, FLORIDA 33178-2428                                    UNITED KINGDOM
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    (Address of principal executive offices)                  (Address of principal executive offices)
                 (Zip code)                                                (Zip code)

               (305) 599-2600                                        011 44 20 7940 5381
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        (Registrant's telephone number,                         (Registrant's telephone number,
              including area code)                                     including area code)

                   NONE                                                       NONE
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 (Former name or former address, if changed                 (Former name or former address, if changed
            since last report)                                          since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On March 23, 2006, Carnival Corporation & plc conducted a webcast to discuss the 2006 first quarter results. A copy of the transcript of the webcast is furnished as Exhibit 99.1 to this report and incorporated herein by reference. This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of either Carnival Corporation or Carnival plc, whether made before or after the date of this report, regardless of any general incorporation language in the filing.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

       (d)  Exhibits.

            EXHIBIT
            NUMBER      DESCRIPTION
            -------     -----------
              99.1      Transcript of First Quarter 2006 Webcast of Carnival
                        Corporation & plc held on March 23, 2006.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CARNIVAL CORPORATION                            CARNIVAL PLC



/s/ Arnaldo Perez                               /s/ Arnaldo Perez
----------------------                          ----------------------
Name:  Arnaldo Perez                            Name:  Arnaldo Perez
Title: Senior Vice President,                   Title: Senior Vice President,
       General Counsel and                             General Counsel and
       Secretary                                       Company Secretary

Date: March 29, 2006                            Date: March 29, 2006

                              EXHIBIT LIST



EXHIBIT         DESCRIPTION
-------         -----------
  99.1          Transcript of First Quarter 2006 Webcast of Carnival
                Corporation & plc held on March 23, 2006.